Exhibit 99.2

Wessex House, 5th Floor 45 Reid Street Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: John C.R. Hele Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information

as of March 31, 2011

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8
	c.	Insurance Segment Underwriting Results	9-10
	d.	Reinsurance Segment Underwriting Results	11-12

IV.	Investment Information
	a.	Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	13
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	14
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	15
	d.	Bank Loan Investments	16

V.	Other
	a.	Comments on Regulation G	17
	b.	Operating Income Reconciliation	18
	c.	Share Repurchase Activity	19
	d.	Annualized Operating Return on Average Common Equity	20
	e.	Capital Structure	21

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended March 31,
	2011	2010	Change

Gross premiums written	$964,566	$953,687	1.1%

Net premiums written	$764,278	$767,754	(0.5)%

Net premiums earned	$633,695	$669,917	(5.4)%

Underwriting income (loss)	$(63,518)	$23,918	(365.6)%

Net investment income	$88,307	$92,972	(5.0)%
Per diluted share	$1.89	$1.67	13.2%

Net income available to common shareholders	$19,295	$210,533	(90.8)%
Per diluted share	$0.41	$3.79	(89.2)%

After-tax operating income available to common shareholders (1)	$7,859	$98,731	(92.0)%
Per diluted share	$0.17	$1.78	(90.4)%

Comprehensive income	$46,658	$219,430	(78.7)%

Cash flow from operations	$224,580	$184,623	21.6%

Diluted weighted average common shares and common share equivalents outstanding	46,820,172	55,513,827	(15.7)%

Underwriting ratios:
Loss ratio	77.9%	63.9%	14.0%
Acquisition expense ratio	17.0%	17.4%	(0.4)%
Other operating expense ratio	15.1%	15.1%	0.0%
Combined ratio	110.0%	96.4%	13.6%

Financial measures:

Growth in book value per common share	1.2%	5.3%	(78.2)%

Annualized operating return on average common equity	0.8%	9.8%	(91.8)%

Total return on investments (2)	1.50%	1.58%	-8	bps

(1) See page 17, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses and includes the effect of financial market conditions along with foreign currency fluctuations.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Gross premiums written	$964,566	$664,212	$831,788	$817,100	$953,687	$718,712	$937,328	$911,920	1,024,971
Net premiums written	764,278	482,911	636,117	624,258	767,754	519,087	727,308	693,854	822,863

Net premiums earned	$633,695	$632,146	$627,409	$623,011	$669,917	$708,538	$734,385	$699,258	$700,564
Fee income	815	2,814	874	883	794	894	826	817	925
Losses and loss adjustment expenses	(493,880)	(367,326)	(359,193)	(363,145)	(428,051)	(410,360)	(444,914)	(398,858)	(400,542)
Acquisition expenses, net	(108,754)	(104,824)	(111,279)	(107,475)	(117,624)	(120,549)	(122,739)	(123,814)	(126,458)
Other operating expenses	(95,394)	(114,454)	(97,325)	(91,030)	(101,118)	(99,305)	(93,723)	(87,779)	(81,100)
Underwriting income (loss)	(63,518)	48,356	60,486	62,244	23,918	79,218	73,835	89,624	93,389

Net investment income	88,307	90,601	90,768	90,537	92,972	93,551	100,213	100,485	95,882
Net realized gains (losses)	20,695	74,027	68,828	62,114	47,782	89,901	70,638	(11,793)	(5,164)
Net impairment losses recognized in earnings	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(20,863)	(36,134)
Equity in net income (loss) of investment funds accounted for using the equity method	29,673	22,990	9,708	(348)	29,050	32,391	69,119	75,890	(9,581)
Other income	4,567	6,165	1,840	4,528	5,978	5,428	5,687	4,950	3,951
Other expenses	(7,026)	(6,881)	(5,796)	(10,503)	(5,688)	(6,680)	(6,020)	(11,515)	(6,016)
Interest expense	(7,721)	(7,460)	(7,371)	(7,916)	(7,260)	(7,015)	(6,001)	(5,712)	(5,712)
Net foreign exchange (losses) gains	(36,912)	6,039	(65,157)	48,625	38,601	9,051	(19,755)	(53,658)	25,205
Income before income taxes	25,385	230,607	151,231	244,871	223,747	291,352	283,073	167,408	155,820
Income tax benefit (expense)	371	3,505	(3,200)	(1,420)	(6,753)	(195)	(2,205)	(8,818)	(9,490)

Net income	25,756	234,112	148,031	243,451	216,994	291,157	280,868	158,590	146,330
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net income available to common shareholders	$19,295	$227,651	$141,570	$236,990	$210,533	$284,696	$274,407	$152,129	$139,869

Underwriting Ratios
Loss ratio	77.9%	58.1%	57.3%	58.3%	63.9%	57.9%	60.6%	57.0%	57.2%
Acquisition expense ratio	17.0%	16.5%	17.6%	17.1%	17.4%	16.9%	16.6%	17.6%	17.9%
Other operating expense ratio	15.1%	18.1%	15.5%	14.6%	15.1%	14.0%	12.8%	12.6%	11.6%
Combined ratio	110.0%	92.7%	90.4%	90.0%	96.4%	88.8%	90.0%	87.2%	86.7%

Net premiums written to gross premiums written	79.2%	72.7%	76.5%	76.4%	80.5%	72.2%	77.6%	76.1%	80.3%

Net income per common share
Basic	$0.43	$4.77	$2.89	$4.65	$3.97	$4.96	$4.56	$2.52	$2.32
Diluted	$0.41	$4.54	$2.77	$4.45	$3.79	$4.75	$4.39	$2.43	$2.24

Weighted average common shares and common share equivalents outstanding
Basic	44,499,747	47,773,382	48,997,791	50,987,540	53,039,026	57,379,974	60,156,219	60,417,391	60,313,550
Diluted	46,820,172	50,102,143	51,182,009	53,265,303	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Assets
Investments:
Fixed maturities available for sale, at market value	9,033,408	9,082,828	$9,810,102	$9,428,456	$9,295,680	$9,391,926	$9,265,961	$8,944,110	$8,540,653
Short-term investments available for sale, at market value	1,130,142	915,841	780,671	554,304	669,798	571,489	706,157	660,859	749,708
Investment of funds received under securities lending agreements, at market value (1)	9,951	69,660	200,020	209,635	177,954	91,160	252,500	309,000	378,071
TALF investments, at market value (2)	400,970	402,449	410,881	407,469	406,997	250,265	250,517	—	—
Equity securities available for sale, at market value	419,893	363,255	120,604	62,788	76,333	36,623	31,958	—	—
Other investments	386,127	349,272	297,807	277,810	187,275	135,549	122,568	115,260	104,988
Investment funds accounted for using the equity method	395,258	434,600	432,418	408,402	405,584	391,869	376,381	370,165	293,452
Total investments	11,775,749	11,617,905	12,052,503	11,348,864	11,219,621	10,868,881	11,006,042	10,399,394	10,066,872

Cash	406,877	362,740	365,997	341,469	338,708	334,571	385,149	336,693	244,037
Accrued investment income	69,057	74,837	79,180	72,102	74,214	70,673	77,762	70,854	65,365
Investment in joint venture	105,495	105,698	104,347	103,540	102,946	102,855	101,473	100,656	101,143
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	198,418	75,575	203,221	214,564	184,221	212,820	609,334	559,385	559,691
Securities purchased under agreements to resell using funds received under securities lending agreements (1)	185,176	—	—	—	—	115,839	358,996	247,473	172,750
Premiums receivable	633,144	503,434	662,634	706,503	699,385	595,030	697,806	735,969	720,724
Unpaid losses and loss adjustment expenses recoverable	1,720,677	1,703,201	1,654,900	1,673,911	1,643,573	1,659,500	1,709,756	1,740,248	1,710,781
Paid losses and loss adjustment expenses recoverable	51,453	60,784	60,222	47,148	67,734	60,770	58,588	53,432	76,312
Prepaid reinsurance premiums	259,624	263,448	267,240	256,952	250,841	277,985	283,290	283,488	274,578
Deferred acquisition costs, net	302,271	277,861	297,250	293,982	298,371	280,372	303,826	307,896	313,973
Receivable for securities sold	749,708	56,145	1,329,508	1,084,122	1,427,085	187,171	998,431	1,192,659	1,191,896
Other assets	734,317	669,164	624,395	634,242	628,407	609,323	592,701	613,788	594,165
Total Assets	$17,191,966	$15,770,792	$17,701,397	$16,777,399	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287

Liabilities
Reserve for losses and loss adjustment expenses	8,319,324	8,098,454	8,054,677	7,940,104	$7,898,162	$7,873,412	$7,879,586	$7,809,034	$7,709,317
Unearned premiums	1,504,162	1,370,075	1,524,100	1,492,550	1,495,265	1,433,331	1,627,519	1,632,989	1,617,431
Reinsurance balances payable	131,512	132,452	130,274	128,723	114,254	156,500	159,898	158,974	146,981
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	125,000	125,000	100,000	100,000	100,000	100,000	100,000
TALF borrowings, at market value (2)	322,222	325,770	331,797	336,213	346,746	217,565	219,843	—	—
Securities lending payable	203,925	78,021	209,411	219,796	189,024	219,116	625,706	574,014	574,337
Payable for securities purchased	1,266,390	200,192	1,649,462	1,192,181	1,429,529	136,381	1,197,411	1,432,395	1,433,732
Other liabilities	718,896	652,825	658,766	644,829	683,369	616,136	612,369	604,561	580,093
Total Liabilities	12,866,431	11,257,789	12,983,487	12,379,396	12,556,349	11,052,441	12,722,332	12,611,967	12,461,891

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares - Series A and B	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	535	534	531	529	527	548	595	610	605
Additional paid-in capital	120,109	110,325	100,640	83,828	95,926	253,466	592,334	681,445	671,547
Retained earnings	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577
Accumulated other comprehensive income (loss), net of deferred income tax	225,405	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)
Common shares held in treasury, at cost	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—	—	—
Total Shareholders’ Equity	4,325,535	4,513,003	4,717,910	4,398,003	4,378,757	4,323,349	4,460,822	4,029,968	3,630,396
Total Liabilities and Shareholders’ Equity	$17,191,966	$15,770,792	$17,701,397	$16,777,399	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287

Common shares outstanding, net of treasury shares (3)	43,950,213	46,544,075	49,225,371	49,630,570	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222

Book value per common share	$91.02	$89.98	$89.24	$82.07	$76.91	$73.01	$69.48	$60.76	$54.61

(1) The Company’s collateral received under securities lending agreements is reinvested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending agreements, at market value”) and (ii) collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements”).

(2) See page 13 for further details on the Company’s participation in the Term Asset-Backed Securities Loan Facility (“TALF”).

(3) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Non-Cumulative Preferred Shares - Series A and B
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	534	531	529	527	548	595	610	605	605
Common shares issued, net	1	3	2	7	4	4	1	5	0
Purchases of common shares under share repurchase program	—	—	—	(5)	(25)	(51)	(16)	(0)	(0)
Balance at end of period	535	534	531	529	527	548	595	610	605

Additional Paid-in Capital
Balance at beginning of period	110,325	100,640	83,828	95,926	253,466	592,334	681,445	671,547	669,715
Common shares issued	8	1,334	283	3,275	14	1,173	0	2,557	0
Exercise of stock options	4,127	2,716	10,486	7,964	16,700	12,380	2,905	705	528
Common shares retired	—	—	—	(36,212)	(181,350)	(358,611)	(98,632)	(2,483)	(3,760)
Amortization of share-based compensation	5,628	5,615	6,074	12,280	7,096	6,199	6,576	9,949	4,318
Other	21	20	(31)	595	—	(9)	40	(830)	746
Balance at end of period	120,109	110,325	100,640	83,828	95,926	253,466	592,334	681,445	671,547

Retained Earnings
Balance at beginning of period	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	—	—	61,469
Balance at beginning of period, as adjusted	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,754,708
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net income	25,756	234,112	148,031	243,451	216,994	291,157	280,868	158,590	146,330
Balance at end of period	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	—	—	(61,469)
Balance at beginning of period, as adjusted	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(317,063)
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	20,194	(185,221)	208,310	38,476	5,240	(83,840)	248,581	241,588	119,277
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(578)	(111)	(603)	(308)	(730)	(353)	(3,217)	(16,518)	(61,288)
Foreign currency translation adjustments, net of deferred income tax	1,286	1,465	7,432	(5,899)	(2,074)	939	209	12,470	(2,259)
Balance at end of period	225,405	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(549,912)	(291,533)	(237,917)	—	—	—	—	—	—
Shares repurchased for treasury	(237,450)	(258,379)	(53,616)	(237,917)	—	—	—	—	—
Balance at end of period	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—	—	—

Total Shareholders’ Equity	$4,325,535	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396

(1) Adoption of accounting guidance regarding the recognition and presentation of other-than-temporary impairments

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009

Comprehensive Income
Net income	$25,756	$234,112	$148,031	$243,451	$216,994	$291,157	$280,868	$158,590	$146,330
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	40,370	(141,807)	264,609	71,087	42,847	(8,954)	300,733	219,648	62,757
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(578)	(111)	(603)	(308)	(730)	(353)	(3,217)	(16,518)	(61,288)
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(20,176)	(43,414)	(56,299)	(32,611)	(37,607)	(74,886)	(52,152)	21,940	56,520
Foreign currency translation adjustments	1,286	1,465	7,432	(5,899)	(2,074)	939	209	12,470	(2,259)
Other comprehensive income (loss)	20,902	(183,867)	215,139	32,269	2,436	(83,254)	245,573	237,540	55,730
Comprehensive Income	$46,658	$50,245	$363,170	$275,720	$219,430	$207,903	$526,441	$396,130	$202,060

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009

Operating Activities
Net income	$25,756	$234,112	$148,031	$243,451	$216,994	$291,157	$280,868	$158,590	$146,330
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(22,481)	(78,261)	(72,534)	(62,406)	(49,483)	(70,680)	(70,612)	11,831	5,620
Net impairment losses included in earnings	2,680	3,230	2,075	4,410	1,606	4,493	4,643	20,863	36,134
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(355)	(26,110)	(11,545)	(3,368)	(15,012)	(37,819)	(74,985)	(80,662)	10,428
Share-based compensation	5,628	5,615	6,074	12,280	7,096	6,199	6,576	9,949	4,318
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	155,477	3,546	49,420	71,357	91,247	50,992	79,701	5,151	83,763
Unearned premiums, net of prepaid reinsurance premiums	130,136	(149,242)	9,024	236	96,645	(188,951)	(6,983)	(4,775)	120,867
Premiums receivable	(118,688)	157,034	63,197	(20,280)	(116,571)	99,023	41,108	(916)	(94,777)
Deferred acquisition costs, net	(22,518)	18,910	47	2,038	(19,655)	23,636	4,356	8,513	(18,933)
Reinsurance balances payable	(7,122)	3,277	(4,853)	19,267	(36,669)	(1,467)	(85)	6,187	11,278
Other liabilities	33,366	(47,339)	23,914	(57,219)	41,448	(26,439)	(5,849)	5,189	2,802
Other items, net	42,701	19,741	54,574	(4,252)	(33,023)	33,839	31,381	83,822	(13,027)
Net Cash Provided By Operating Activities	224,580	144,513	267,424	205,514	184,623	183,983	290,119	223,742	294,803

Investing Activities
Purchases of:
Fixed maturity investments	(3,250,938)	(2,434,319)	(5,018,619)	(4,885,606)	(4,597,713)	(5,221,819)	(6,675,195)	(6,336,120)	(3,037,132)
Equity securities	(89,790)	(226,677)	(65,155)	(21,727)	(52,283)	(35,470)	(34,532)	—	—
Other investments	(92,777)	(147,127)	(92,955)	(150,631)	(132,819)	(184,598)	(8,528)	(9,681)	(22,670)
Proceeds from the sales of:
Fixed maturity investments	3,376,248	2,670,332	4,872,668	4,668,666	4,443,108	5,054,102	6,066,081	5,875,303	2,782,462
Equity securities	52,316	14,522	19,151	25,043	11,725	35,097	3,239	—	—
Other investments	84,920	133,211	68,843	87,536	89,510	200,912	79,378	(4,233)	24,027
Proceeds from redemptions and maturities of fixed maturities	253,898	266,044	226,889	244,312	212,625	146,480	261,604	208,276	168,758
Net (purchases) sales of short-term investments	(267,904)	(129,794)	(205,411)	96,239	(102,921)	129,070	(48,395)	143,819	(204,924)
Change in investment of securities lending collateral	(125,904)	131,389	10,385	(30,772)	30,092	406,590	(51,692)	323	179,191
Purchases of furniture, equipment and other	(8,082)	(1,553)	(2,251)	(6,057)	(1,803)	(3,897)	(4,067)	(3,872)	(7,647)
Net Cash Provided By (Used For) Investing Activities	(68,013)	276,028	(186,455)	27,003	(100,479)	526,467	(412,107)	(126,185)	(117,935)

Financing Activities
Purchases of common shares under share repurchase program	(237,173)	(258,150)	(53,398)	(269,054)	(181,272)	(358,656)	(98,194)	—	(1,552)
Proceeds from common shares issued, net	2,875	4,693	8,586	3,779	10,591	9,194	2,152	308	(1,688)
Proceeds from borrowings	—	—	—	50,000	214,526	—	269,843	—	—
Repayments of borrowings	(3,695)	(31,072)	(5,646)	(34,022)	(86,317)	(1,103)	(50,000)	—	—
Change in securities lending collateral	125,904	(131,389)	(10,385)	30,772	(30,092)	(406,590)	51,692	(323)	(179,191)
Other	714	(893)	1,593	2,296	5,061	4,816	88	(1,291)	742
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net Cash Provided By (Used For) Financing Activities	(117,836)	(423,272)	(65,711)	(222,690)	(73,964)	(758,800)	169,120	(7,767)	(188,150)

Effects of exchange rate changes on foreign currency cash	5,406	(526)	9,270	(7,066)	(6,043)	(2,228)	1,324	2,866	3,580

Increase (decrease) in cash	44,137	(3,257)	24,528	2,761	4,137	(50,578)	48,456	92,656	(7,702)
Cash beginning of period	362,740	365,997	341,469	338,708	334,571	385,149	336,693	244,037	251,739
Cash end of period	$406,877	$362,740	$365,997	341,469	$338,708	$334,571	$385,149	$336,693	$244,037

Income taxes paid (received), net	$3,670	$3,140	$1,928	$1,430	$704	$5,021	$4,234	$19,887	$2,231
Interest paid	$2,191	$12,831	$1,832	$13,437	$1,785	$12,556	$529	$11,312	$184

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional, casualty clash and other business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended March 31, 2011 and 2010

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	March 31, 2011			March 31, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$634,583	$331,013	$964,566	$633,576	$323,477	953,687
Net premiums written	449,291	314,987	764,278	452,924	314,830	767,754

Net premiums earned	$407,591	$226,104	$633,695	$429,477	$240,440	$669,917
Fee income	778	37	815	753	41	794
Losses and loss adjustment expenses	(297,723)	(196,157)	(493,880)	(312,011)	(116,040)	(428,051)
Acquisition expenses, net	(61,415)	(47,339)	(108,754)	(67,431)	(50,193)	(117,624)
Other operating expenses	(74,737)	(20,657)	(95,394)	(80,720)	(20,398)	(101,118)
Underwriting income (loss)	$(25,506)	$(38,012)	(63,518)	$(29,932)	$53,850	23,918

Net investment income			88,307			92,972
Net realized gains			20,695			47,782
Net impairment losses recognized in earnings			(2,680)			(1,606)
Equity in net income of investment funds accounted for using the equity method			29,673			29,050
Other income			4,567			5,978
Other expenses			(7,026)			(5,688)
Interest expense			(7,721)			(7,260)
Net foreign exchange (losses) gains			(36,912)			38,601
Income before income taxes			25,385			223,747
Income tax benefit (expense)			371			(6,753)

Net income			25,756			216,994
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$19,295			$210,533

Underwriting Ratios
Loss ratio	73.0%	86.8%	77.9%	72.6%	48.3%	63.9%
Acquisition expense ratio (2)	14.9%	20.9%	17.0%	15.5%	20.9%	17.4%
Other operating expense ratio	18.3%	9.1%	15.1%	18.8%	8.5%	15.1%
Combined ratio	106.2%	116.8%	110.0%	106.9%	77.7%	96.4%

Net premiums written to gross premiums written	70.8%	95.2%	79.2%	71.5%	97.3%	80.5%

(1)                                  Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)                                  The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,
	2011		2010
	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$76,418	17.0	$100,665	22.2
Programs	74,396	16.6	70,498	15.6
Professional liability	69,543	15.5	58,726	13.0
Executive assurance	45,910	10.2	61,355	13.5
National accounts casualty	40,191	8.9	30,809	6.8
Construction	31,509	7.0	36,322	8.0
Casualty	30,134	6.7	25,463	5.6
Travel and accident	21,501	4.8	21,806	4.8
Lenders products	21,074	4.7	16,319	3.6
Healthcare	9,117	2.0	8,524	1.9
Surety	9,734	2.2	8,091	1.8
Other (1)	19,764	4.4	14,346	3.2
Total	$449,291	100.0	$452,924	100.0

Net premiums earned
Property, energy, marine and aviation	$73,599	18.1	$95,037	22.1
Programs	67,018	16.4	66,159	15.4
Professional liability	73,127	17.9	62,245	14.5
Executive assurance	48,843	12.0	56,322	13.1
National accounts casualty	21,162	5.2	21,773	5.1
Construction	28,391	7.0	34,485	8.0
Casualty	28,427	7.0	28,069	6.5
Travel and accident	15,599	3.8	16,078	3.7
Lenders products	18,236	4.5	16,807	3.9
Healthcare	8,652	2.1	9,943	2.3
Surety	9,779	2.4	10,258	2.4
Other (1)	14,758	3.6	12,301	3.0
Total	$407,591	100.0	$429,477	100.0

Net premiums written by client location
United States	305,216	67.9	303,168	66.9
Europe	100,091	22.3	102,489	22.6
Other	43,984	9.8	47,267	10.5
Total	$449,291	100.0	$452,924	100.0

Net premiums written by underwriting location
United States	295,043	65.7	302,437	66.8
Europe	135,536	30.2	133,739	29.5
Other	18,712	4.1	16,748	3.7
Total	$449,291	100.0	$452,924	100.0

(1) Includes excess workers’ compensation and employers liability business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009

Gross premiums written	$634,583	$527,783	$624,490	$616,353	$633,576	$563,087	$673,986	$636,645	$638,409
Net premiums written	449,291	351,841	431,361	422,837	452,924	369,704	473,676	419,318	441,586

Net premiums earned	$407,591	$404,275	$411,881	$405,473	$429,477	$426,649	$443,319	$417,454	$401,097
Fee income	778	761	864	874	753	883	814	795	870
Losses and loss adjustment expenses	(297,723)	(264,848)	(265,411)	(275,294)	(312,011)	(278,746)	(303,304)	(287,350)	(270,015)
Acquisition expenses, net	(61,415)	(63,102)	(67,309)	(65,359)	(67,431)	(60,926)	(60,964)	(58,748)	(57,623)
Other operating expenses	(74,737)	(82,879)	(77,078)	(71,727)	(80,720)	(75,144)	(72,452)	(70,836)	(62,908)
Underwriting income (loss)	$(25,506)	$(5,793)	$2,947	$(6,033)	$(29,932)	$12,716	$7,413	$1,315	$11,421

Underwriting Ratios
Loss ratio	73.0%	65.5%	64.4%	67.9%	72.6%	65.3%	68.4%	68.8%	67.3%
Acquisition expense ratio (1)	14.9%	15.4%	16.1%	15.9%	15.5%	14.1%	13.6%	13.9%	14.1%
Other operating expense ratio	18.3%	20.5%	18.7%	17.7%	18.8%	17.6%	16.3%	17.0%	15.7%
Combined ratio	106.2%	101.4%	99.2%	101.5%	106.9%	97.0%	98.3%	99.7%	97.1%

Net premiums written
Property, energy, marine and aviation	$76,418	$44,258	$88,412	$88,194	$100,665	$42,811	$118,536	$86,385	$106,029
Programs	74,396	60,969	68,264	73,345	70,498	60,685	66,964	72,279	74,807
Professional liability	69,543	44,743	72,787	64,089	58,726	60,109	66,002	57,773	52,008
Executive assurance	45,910	56,712	53,538	52,892	61,355	58,561	58,529	52,919	50,079
National accounts casualty	40,191	14,024	19,215	3,877	30,809	16,553	30,726	7,582	24,227
Construction	31,509	24,566	24,296	50,435	36,322	24,503	36,823	56,190	36,571
Casualty	30,134	27,389	28,493	26,617	25,463	23,037	26,753	27,217	26,539
Travel and accident	21,501	14,486	19,673	15,272	21,806	15,528	15,998	19,557	17,534
Lenders products	21,074	30,942	23,452	22,208	16,319	34,150	14,774	13,188	13,244
Healthcare	9,117	10,290	8,705	9,989	8,524	10,610	10,854	9,667	11,219
Surety	9,734	7,918	11,128	7,012	8,091	10,716	12,025	9,254	11,358
Other (2)	19,764	15,544	13,398	8,907	14,346	12,441	15,692	7,307	17,971
Total	$449,291	$351,841	$431,361	$422,837	$452,924	$369,704	$473,676	$419,318	$441,586

Net premiums earned
Property, energy, marine and aviation	$73,599	$77,811	$82,301	$80,818	$95,037	$91,549	$94,471	$78,570	$73,840
Programs	67,018	69,462	68,404	68,381	66,159	67,672	69,436	71,809	66,669
Professional liability	73,127	56,630	63,522	57,903	62,245	59,678	57,540	56,549	58,234
Executive assurance	48,843	56,530	52,369	55,143	56,322	56,764	56,094	52,288	47,816
National accounts casualty	21,162	17,360	18,595	16,810	21,773	19,606	19,969	13,079	14,439
Construction	28,391	32,099	31,348	33,536	34,485	36,800	42,495	43,364	40,420
Casualty	28,427	25,893	27,503	28,148	28,069	27,198	30,004	31,246	32,698
Travel and accident	15,599	15,705	17,418	17,590	16,078	16,580	18,193	18,198	13,156
Lenders products	18,236	19,617	17,593	17,153	16,807	17,201	15,353	15,233	15,119
Healthcare	8,652	9,701	9,738	10,340	9,943	9,886	12,303	10,830	10,928
Surety	9,779	9,810	9,876	8,023	10,258	11,448	12,239	12,141	13,391
Other (2)	14,758	13,657	13,214	11,628	12,301	12,268	15,222	14,147	14,387
Total	$407,591	$404,275	$411,881	$405,473	$429,477	$426,649	$443,319	$417,454	$401,097

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation and employers liability business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,
	2011		2010
	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$81,802	26.0	$72,582	23.1
Property excluding property catastrophe (2)	71,150	22.6	74,927	23.8
Other specialty	67,204	21.3	54,762	17.4
Property catastrophe	66,961	21.3	88,802	28.2
Marine and aviation	24,164	7.7	21,238	6.7
Other	3,706	1.1	2,519	0.8
Total	$314,987	100.0	$314,830	100.0

Net premiums earned
Casualty (1)	$49,705	22.0	$70,436	29.3
Property excluding property catastrophe (2)	63,006	27.9	79,239	33.0
Other specialty	37,758	16.7	17,769	7.4
Property catastrophe	51,642	22.8	53,873	22.4
Marine and aviation	21,626	9.6	18,072	7.5
Other	2,367	1.0	1,051	0.4
Total	$226,104	100.0	$240,440	100.0

Net premiums written
Pro rata	$105,492	33.5	$118,037	37.5
Excess of loss	209,495	66.5	196,793	62.5
Total	$314,987	100.0	$314,830	100.0

Net premiums earned
Pro rata	$106,653	47.2	$130,871	54.4
Excess of loss	119,451	52.8	109,569	45.6
Total	$226,104	100.0	$240,440	100.0

Net premiums written by client location
United States	$167,215	53.1	$171,001	54.3
Europe	125,700	39.9	107,142	34.0
Bermuda	4,379	1.4	22,675	7.2
Other	17,693	5.6	14,012	4.5
Total	$314,987	100.0	$314,830	100.0

Net premiums written by underwriting location
Bermuda	$146,596	46.5	$164,934	52.4
United States	113,756	36.1	103,726	32.9
Other	54,635	17.4	46,170	14.7
Total	$314,987	100.0	$314,830	100.0

(1) Includes professional liability, executive assurance and healthcare business

(2) Includes facultative business

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009

Gross premiums written	$331,013	$139,015	$208,770	$203,695	$323,477	$159,229	$266,193	$278,389	$390,129
Net premiums written	314,987	131,070	204,756	201,421	314,830	149,383	253,632	274,536	381,277

Net premiums earned	$226,104	$227,871	$215,528	$217,538	$240,440	$281,889	$291,066	$281,804	$299,467
Fee income	37	2,053	10	9	41	11	12	22	55
Losses and loss adjustment expenses	(196,157)	(102,478)	(93,782)	(87,851)	(116,040)	(131,614)	(141,610)	(111,508)	(130,527)
Acquisition expenses, net	(47,339)	(41,722)	(43,970)	(42,116)	(50,193)	(59,623)	(61,775)	(65,066)	(68,835)
Other operating expenses	(20,657)	(31,575)	(20,247)	(19,303)	(20,398)	(24,161)	(21,271)	(16,943)	(18,192)
Underwriting income (loss)	$(38,012)	$54,149	$57,539	$68,277	$53,850	$66,502	$66,422	$88,309	$81,968

Underwriting Ratios
Loss ratio	86.8%	45.0%	43.5%	40.4%	48.3%	46.7%	48.7%	39.6%	43.6%
Acquisition expense ratio	20.9%	18.3%	20.4%	19.4%	20.9%	21.2%	21.2%	23.1%	23.0%
Other operating expense ratio	9.1%	13.9%	9.4%	8.9%	8.5%	8.6%	7.3%	6.0%	6.1%
Combined ratio	116.8%	77.2%	73.3%	68.7%	77.7%	76.5%	77.2%	68.7%	72.7%

Net premiums written
Casualty (1)	$81,802	$32,274	$38,276	$43,642	$72,582	$68,693	$85,084	$72,490	$99,432
Property excluding property catastrophe (2)	71,150	46,835	70,149	57,880	74,927	49,413	90,845	90,569	119,088
Other specialty	67,204	27,008	30,468	18,920	54,762	10,578	10,595	3,304	40,712
Property catastrophe	66,961	3,529	40,255	70,403	88,802	3,022	50,539	91,981	91,903
Marine and aviation	24,164	21,303	24,913	9,609	21,238	17,576	16,187	15,391	28,523
Other	3,706	121	695	967	2,519	101	382	801	1,619
Total	$314,987	$131,070	$204,756	$201,421	$314,830	$149,383	$253,632	$274,536	$381,277

Net premiums earned
Casualty (1)	$49,705	$48,609	$52,792	$59,501	$70,436	$86,193	$88,721	$84,078	$85,946
Property excluding property catastrophe (2)	63,006	70,744	66,438	65,742	79,239	94,716	94,837	87,304	96,231
Other specialty	37,758	30,296	25,254	22,292	17,769	24,085	23,251	25,912	33,450
Property catastrophe	51,642	54,768	54,206	52,301	53,873	56,937	61,772	58,763	58,601
Marine and aviation	21,626	22,445	16,106	16,263	18,072	18,882	21,666	25,063	24,830
Other	2,367	1,009	732	1,439	1,051	1,076	819	684	409
Total	$226,104	$227,871	$215,528	$217,538	$240,440	$281,889	$291,066	$281,804	$299,467

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	March 31,		December 31,		September 30,		June 30,		March 31,
	2011		2010		2010		2010		2010
Investable assets:
Fixed maturities available for sale, at market value	$9,033,408	76%	$9,082,828	76%	$9,810,102	81%	$9,428,456	81%	$9,295,680	80%
Fixed maturities pledged under securities lending agreements, at market value (1)	161,888	2%	75,575	1%	184,226	2%	195,372	2%	181,871	2%
Total fixed maturities	9,195,296	78%	9,158,403	77%	9,994,328	83%	9,623,828	83%	9,477,551	82%
Short-term investments available for sale, at market value	1,130,142	10%	915,841	8%	780,671	6%	554,304	5%	669,798	6%
Short-term investments pledged under securities lending agreements, at market value (1)	36,530	0%	—	0%	18,995	0%	19,192	0%	2,350	0%
Cash	406,877	3%	362,740	3%	365,997	3%	341,469	3%	338,708	3%
TALF investments, at market value (2)	400,970	3%	402,449	3%	410,881	3%	407,469	4%	406,997	3%
Equity securities available for sale, at market value	419,893	4%	363,255	3%	120,604	1%	62,788	1%	76,333	1%
Other investments	386,127	3%	349,272	3%	297,807	3%	277,810	2%	187,275	2%
Investment funds accounted for using the equity method	395,258	3%	434,600	4%	432,418	4%	408,402	3%	405,584	3%
Securities transactions entered into but not settled at the balance sheet date	(516,682)	(4)%	(144,047)	(1)%	(319,954)	(3)%	(108,059)	(1)%	(2,444)	0%
Total investable assets (1)	$11,854,411	100%	$11,842,513	100%	$12,101,747	100%	$11,587,203	100%	$11,562,152	100%

Investment portfolio metrics (1):
Average effective duration (in years)	2.73		2.83		3.11		2.90		2.77
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.36%		3.52%		3.53%		3.39%		3.57%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$6,435,249	70%	$6,531,757	71%	$7,503,390	75%	$7,278,291	76%	$7,010,314	74%
AA	1,043,463	11%	1,053,666	12%	993,018	10%	1,011,324	10%	1,117,951	12%
A	697,002	7%	605,483	7%	573,298	6%	543,359	6%	580,769	6%
BBB	425,913	5%	388,564	4%	347,810	4%	274,738	3%	263,195	3%
BB	154,537	2%	133,673	1%	132,618	1%	109,407	1%	97,634	1%
B	250,318	3%	242,479	3%	223,582	2%	202,476	2%	204,743	2%
Lower than B	100,409	1%	109,596	1%	115,686	1%	117,419	1%	118,362	1%
Not rated	88,405	1%	93,185	1%	104,926	1%	86,814	1%	84,583	1%
Total fixed maturities, at market value	$9,195,296	100%	$9,158,403	100%	$9,994,328	100%	$9,623,828	100%	$9,477,551	100%

(1)

In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. This table excludes the collateral received and reinvested in fixed maturities, short-term investments and securities purchased under agreements to resell and includes the fixed maturities and short-term investments pledged under securities lending agreements, at market value.

(2)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at market value.

(3)	Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at March 31, 2011:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
	Market Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,458,369	$89,395	$(13,070)	$76,325	$2,382,044	103.2%
Non-U.S. government-backed corporates	318,085	6,581	(809)	5,772	312,313	101.8%
FDIC guaranteed corporates	108,944	2,522	—	2,522	106,422	102.4%
U.S. government and government agencies	788,000	13,974	(2,441)	11,533	776,467	101.5%
Agency mortgage-backed securities	1,464,986	7,851	(11,247)	(3,396)	1,468,382	99.8%
Non-agency mortgage-backed securities	324,790	6,682	(11,183)	(4,501)	329,291	98.6%
Agency commercial mortgage-backed securities	375,376	10,973	(1,546)	9,427	365,949	102.6%
Non-agency commercial mortgage-backed securities	789,369	14,844	(4,250)	10,594	778,775	101.4%
Municipal bonds	1,170,113	39,020	(4,552)	34,468	1,135,645	103.0%
Non-U.S. government securities	779,416	43,697	(12,237)	31,460	747,956	104.2%
Asset-backed securities	617,848	23,681	(4,199)	19,482	598,366	103.3%
Total	$9,195,296	$259,220	$(65,534)	$193,686	$9,001,610	102.2%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at March 31, 2011, excluding guaranteed amounts:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$1,152,630	46.9%	9.7%
Industrials	853,825	34.7%	7.2%
Utilities	94,410	3.8%	0.8%
Foreign agencies	52,219	2.1%	0.4%
All other (1)	305,285	12.5%	2.6%
Total	$2,458,369	100.0%	20.7%

Credit quality distribution (2):
AAA	$627,541	25.5%	5.3%
AA	394,115	16.0%	3.3%
A	585,737	23.8%	4.9%
BBB	379,497	15.4%	3.2%
BB	142,134	5.8%	1.2%
B	215,436	8.8%	1.8%
Lower than B	8,258	0.3%	0.1%
Not rated	105,651	4.4%	0.9%
Total	$2,458,369	100.0%	20.7%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by market value at March 31, 2011, excluding guaranteed amounts:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Market Value	Class	Assets	Rating (2)

JPMorgan Chase & Co	$85,280	3.5%	0.7%	AA-
General Electric Co	76,088	3.1%	0.6%	AA+
Sovrisc BV	40,968	1.7%	0.3%	AAA
Citigroup Inc	38,155	1.6%	0.3%	AA-
Bank of America Corp	36,489	1.5%	0.3%	A+
MetLife Inc	36,223	1.5%	0.3%	A+
Wells Fargo & Company	28,892	1.2%	0.2%	AA-
The Goldman Sachs Group Inc	27,628	1.1%	0.2%	AA
Verizon Communications Inc	26,711	1.1%	0.2%	A-
Total SA	26,359	1.1%	0.2%	AA
Total	$422,793	17.2%	3.6%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at March 31, 2011, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,704	AAA	$2,758	102.0%	0.0%
	2004	17,313	A-	16,248	93.8%	0.1%
	2005	56,619	BB+	53,788	95.0%	0.5%
	2006	34,977	B-	33,081	94.6%	0.3%
	2007	50,625	CCC+	48,110	95.0%	0.4%
	2008	8,718	CCC	8,389	96.2%	0.1%
	2009 (6)	87,443	AAA	91,460	104.6%	0.8%
	2010 (6)	70,892	AAA	70,956	100.1%	0.6%
Total non-agency MBS		$329,291	A-	$324,790	98.6%	2.7%

Non-agency CMBS:	1998	$3,587	AAA	$3,696	103.0%	0.0%
	1999	38	AAA	37	97.4%	0.0%
	2001	24,849	AAA	24,388	98.1%	0.2%
	2002	36,662	AAA	37,059	101.1%	0.3%
	2003	60,417	AAA	63,158	104.5%	0.5%
	2004	115,620	AAA	118,750	102.7%	1.0%
	2005	51,960	AAA	52,257	100.6%	0.4%
	2006	3,584	AA	3,540	98.8%	0.0%
	2007	60,032	AAA	65,610	109.3%	0.6%
	2008	193	AA+	190	98.4%	0.0%
	2009	5,083	AAA	5,402	106.3%	0.0%
	2010	223,313	AAA	222,276	99.5%	1.9%
	2011	193,437	AAA	193,006	99.8%	1.6%
Total non-agency CMBS		$778,775	AAA	$789,369	101.4%	6.7%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	55	63	47
Wtd. average life (months) (2)	25	57	43
Wtd. average loan-to-value % (3)	69.1%	68.8%	68.0%
Total delinquencies (4)	22.8%	22.6%	5.1%
Current credit support % (5)	38.3%	16.1%	25.9%

(1)          Loans defeased with government/agency obligations represented approximately 6.1% of the collateral underlying the Company’s CMBS holdings.

(2)          The weighted average life for MBS is based on the interest rates in effect at March 31, 2011.  The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)          The range of loan-to-values on MBS is 34% to 87%, while the range of loan-to-values on CMBS is 48% to 95%.

(4)          Total delinquencies includes 60 days and over.

(5)          Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)          Primarily represents Re-REMICs issued in 2009 and 2010 with an average credit quality of “AAA” from Fitch ratings.

The following table provides information on the Company’s asset-backed securities (ABS) March 31, 2011:

		Average	Estimated Market Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$268,173	AAA	$279,832	104.3%	2.4%
Autos (2)	110,011	AAA	113,589	103.3%	1.0%
U.K. securitized (3)	67,662	AAA	69,607	102.9%	0.6%
Student loans (4)	45,687	AAA	46,793	102.4%	0.4%
Rate reduction bonds (5)	31,638	AAA	33,155	104.8%	0.3%
Other	60,330	AA+	60,405	100.1%	0.5%
	583,501	AAA	603,381	103.4%	5.1%

Home equity (6)	$4,497	AAA	$4,186	93.1%	0.0%
	154	A	153	99.4%	0.0%
	8,349	BB to B	7,297	87.4%	0.1%
	1,688	CCC to C	2,761	163.6%	0.0%
	190	D	70	36.8%	0.0%
	14,878	BB+	14,467	97.2%	0.1%

Total ABS	$598,379	AAA	$617,848	103.3%	5.2%

The effective duration of the total ABS was 1.0 years at March 31, 2011.

(1)          The weighted average credit support % on credit cards is 16.2%.

(2)          The weighted average credit support % on autos is 38.4%.

(3)          The weighted average credit support % on U.K. securitized is 16.3%.

(4)          The weighted average credit support % on student loans is 8.9%.

(5)          The weighted average credit support % on rate reduction bonds is 19.3%.

(6)          The weighted average credit support % on home equity is 23.2%.

The Company’s investment portfolio included $45.2 million par in sub-prime securities at March 31, 2011, with an estimated market value of $19.9 million and an average credit quality of “Ba1/BBB.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $11.7 million estimated market value of sub-prime securities with an average credit quality of “B-” from Standard & Poors and “Caa2” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loans are included in the following categories at March 31, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$208,387	58.3%	1.8%
Corporate bonds, at market value	109,633	30.7%	0.9%
Other investments, at market value	39,178	11.0%	0.3%
Total	$357,198	100.0%	3.0%

The following table summarizes the Company’s bank loans by currency (translated into U.S. Dollars) at March 31, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$239,753	67.1%	2.0%
Euro-denominated	117,445	32.9%	1.0%
Total	$357,198	100.0%	3.0%

The following table summarizes the Company’s bank loans by major sector at  March 31, 2011:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Consumer cyclical	$67,156	18.8%	0.6%
Industrials	55,280	15.5%	0.5%
Media	54,835	15.4%	0.5%
Basic materials	31,767	8.9%	0.3%
Consumer non-cyclical	26,971	7.6%	0.2%
Utilities	26,329	7.4%	0.2%
All other	94,860	26.4%	0.8%
Total	$357,198	100.0%	3.0%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009

After-tax operating income available to common shareholders	$7,859	$129,489	$130,672	$132,182	$98,731	$159,431	$160,332	$163,041	$169,001
Net realized gains (losses), net of tax	21,585	71,821	68,611	61,119	45,503	88,592	69,190	(11,243)	(9,111)
Net impairment losses recognized in earnings, net of tax	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(20,786)	(36,134)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	29,673	22,990	9,708	(348)	29,050	32,391	69,119	75,890	(9,581)
Net foreign exchange (losses) gains, net of tax	(37,142)	6,581	(65,346)	48,447	38,855	8,775	(19,591)	(54,773)	25,694
Net income available to common shareholders	$19,295	$227,651	$141,570	$236,990	$210,533	$284,696	$274,407	$152,129	$139,869

Diluted per common share results:
After-tax operating income available to common shareholders	$0.17	$2.58	$2.55	$2.48	$1.78	$2.66	$2.56	$2.60	$2.70
Net realized gains (losses), net of tax	0.46	1.43	1.34	1.15	0.82	1.48	1.11	(0.18)	(0.14)
Net impairment losses recognized in earnings, net of tax	(0.06)	(0.06)	(0.04)	(0.08)	(0.03)	(0.08)	(0.08)	(0.33)	(0.58)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.63	0.46	0.19	(0.01)	0.52	0.54	1.11	1.21	(0.15)
Net foreign exchange (losses) gains, net of tax	(0.79)	0.13	(1.27)	0.91	0.70	0.15	(0.31)	(0.87)	0.41
Net income available to common shareholders	$0.41	$4.54	$2.77	$4.45	$3.79	$4.75	$4.39	$2.43	$2.24

Weighted average common shares and common share equivalents outstanding — diluted	46,820,172	50,102,143	51,182,009	53,265,303	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended									Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009	2011

Effect of share repurchases:
Aggregate cost of shares repurchased	$237,173	$258,151	$53,398	$269,054	$181,272	$358,655	$98,194	$0	$1,552	$2,507,644
Shares repurchased	2,687,461	2,893,017	681,065	3,644,227	2,529,913	5,148,271	1,533,247	—	33,305	34,406,795
Average price per share repurchased	$88.25	$89.23	$78.40	$73.83	$71.65	$69.67	$64.04		$46.60	$72.88

Average book value per common share (1)	$90.50	$89.61	$85.65	$79.49	$74.96	$71.25	$65.12	$57.68	$52.98

Average repurchase price-to-book multiple	0.98x	1.00x	0.92x	0.93x	0.96x	0.98x	0.98x		0.88x

Remaining share repurchase authorization (2)	$992,356

(1)          Equals average of beginning and ending book value per common share for each period presented.

(2)          Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2012.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009

After-tax operating income available to common shareholders	$7,859	$129,489	$130,672	$132,182	$98,731	$159,431	$160,332	$163,041	$169,001
Annualized after-tax operating income available to common shareholders (a)	$31,436	$517,956	$522,688	$528,728	$394,924	$637,724	$641,328	$652,164	$676,004

Beginning common shareholders’ equity	$4,188,003	$4,392,910	$4,073,003	$4,053,757	$3,998,349	$4,135,822	$3,704,968	$3,305,396	$3,107,965
Ending common shareholders’ equity	4,000,535	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396
Average common shareholders’ equity (b)	$4,094,269	$4,290,457	$4,232,957	$4,063,380	$4,026,053	$4,067,086	$3,920,395	$3,505,182	$3,206,681

Annualized operating return on average common equity (a)/(b)	0.8%	12.1%	12.3%	13.0%	9.8%	15.7%	16.4%	18.6%	21.1%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	125,000	125,000	100,000	100,000	100,000	100,000	100,000
Total debt	$400,000	$400,000	$425,000	$425,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,000,535	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396
Total shareholders’ equity	$4,325,535	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396

Total capital	$4,725,535	$4,913,003	$5,142,910	$4,823,003	$4,778,757	$4,723,349	$4,860,822	$4,429,968	$4,030,396

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (3)	322,222	325,770	331,797	336,213	346,746	217,565	219,843	—	—

Total capital and TALF non-recourse borrowings	$5,047,757	$5,238,773	$5,474,707	$5,159,216	$5,125,503	$4,940,914	$5,080,665	$4,429,968	$4,030,396

Common shares outstanding, net of treasury shares (4) (b)	43,950,213	46,544,075	49,225,371	49,630,570	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222

Book value per common share (a)/(b)	$91.02	$89.98	$89.24	$82.07	$76.91	$73.01	$69.48	$60.76	$54.61

Leverage ratios:
Senior notes/total capital	6.3%	6.1%	5.8%	6.2%	6.3%	6.4%	6.2%	6.8%	7.4%
Revolving credit agreement borrowings/total capital	2.1%	2.0%	2.4%	2.6%	2.1%	2.1%	2.1%	2.3%	2.5%
Debt/total capital	8.5%	8.1%	8.3%	8.8%	8.4%	8.5%	8.2%	9.0%	9.9%
Preferred/total capital	6.9%	6.6%	6.3%	6.7%	6.8%	6.9%	6.7%	7.3%	8.1%
Debt and preferred/total capital	15.3%	14.8%	14.6%	15.6%	15.2%	15.3%	14.9%	16.4%	18.0%

(1)	8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.
(2)	5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.
(3)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 14.3% and the ratio of debt and preferred to total capital would have been 20.7% at March 31, 2011.

(4)	Excludes the effects of stock options and restricted stock units outstanding.